Exhibit 10.1

LIMITED WAIVER

This Limited Waiver is made and entered into as of November 15, 2007, between The Huntington National Bank, successor by merger to Sky Bank, Franklin Credit Management Corporation, a Delaware corporation (“Borrower”) and each subsidiary of the Borrower listed on the signature pages hereof.

Reference is hereby made to (1) a certain Master Credit and Security Agreement dated as of October 13, 2004 (as amended, restated, modified or supplemented from time to time, the “Master Credit Agreement”) entered into between Sky Bank, now known as The Huntington National Bank (“Lender”) and Franklin Credit Management Corporation, a Delaware corporation (“Borrower”), certain subsidiaries of Borrower from time to time party to the Master Credit Agreement and (2) a certain Flow Warehousing Credit and Security Agreement dated as of August 11, 2006, entered into between Lender and Borrower (as amended, restated, modified or supplemented from time to time, the “Flow Credit Agreement). All capitalized terms not otherwise defined in this Limited Waiver shall have the meanings ascribed to such terms in the Master Credit Agreement or the Flow Credit Agreement, as specified.

Borrower agrees that Lender has reasonably requested pursuant to Section 6.1(b)(i) of the Master Credit Agreement and Section 6.2(a) of the Flow Credit Agreement that Borrower provide, within 30 days and 45 days respectively after the end of each calendar quarter, statements of income and cash flows and related balance sheet, each for the fiscal quarter ending September 30, 2007, certified by the chief financial officer or other appropriate officer of the Borrower (the “9/30/07Quarterly Financials”).  Borrower has advised Lender that it has failed to deliver to Lender the 9/30/07 Quarterly Financials as required, and Lender hereby provides notice to Borrower of such failure and that such failure constitutes an Event of Default under each of the Master Credit Agreement and the Flow Credit Agreement (the “Identified Defaults”).  Borrower hereby acknowledges the Identified Defaults and has requested that Lender waive the Identified Defaults through the earlier of (i) such time as Borrower files copies of the 9/30/07 Quarterly Financials with the Securities and Exchange Commission or (ii) December 31, 2007, (the “Specified Waiver Date”).

Borrower hereby agrees (i) not to request any further loans, advances or other extensions of credit pursuant to the Master Credit Agreement, the Flow Credit Agreement or any other loan document, letter of credit agreement, hedging agreement or banking services agreement (each of the foregoing a “Credit Extension”) through and including the Specified Waiver Date and (ii) contemporaneously herewith to enter into a Security Agreement, in form and substance satisfactory to Lender, pursuant to which Borrower will grant to Lender, to secure all present and future loans, liabilities and obligations of Borrower and each direct and indirect subsidiary thereof to Lender, a first priority lien in all property and assets of Borrower and each direct and indirect subsidiary (each of the foregoing, a “Condition of Waiver”).   Subject to the terms and conditions set forth herein, including without limitation Lender’s satisfaction with each Condition of Waiver and the execution of this Limited Waiver by each of Borrower and each Company Subsidiary (as defined in the Master Credit Agreement), Lender hereby waives the Identified Defaults through and including the Specified Waiver Date.

Nothing in this Limited Waiver shall (i) cause a modification of the Master Credit Agreement, the Flow Credit Agreement, any other loan document agreement in connection with any extension of credit from Lender to Borrower, except as precisely set forth above, (ii) establish any custom, course of dealing or in any manner waive or modify any future default or Event of Default, (iii) entitle Borrower or any Company Subsidiary to any other waiver or any other or further notice or demand whatsoever, or (iv) in any way modify, change, impair, effect, diminish, or release Borrower's or any Company Subsidiary’s liability under or pursuant to the Master Credit Agreement, the Flow Credit Agreement or any other loan document or agreement.

Borrower and each Company Subsidiary hereby agree to execute and deliver such additional documents, instruments and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Limited Waiver, the Master Credit Agreement, the Flow Credit Agreement or any other loan agreement or document.

This Limited Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

Borrower and each Company Subsidiary, for itself and its respective successors and assigns, agents, employees, officers and directors, hereby forever waive, relinquish, discharge and release all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against Lender, its successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the obligations evidenced by the Master Credit Agreement, the Flow Credit Agreement, each promissory note or instrument in connection therewith, each other loan document and the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between Lender and Borrower or Lender and any Company Subsidiary, which Borrower or any Company Subsidiary, may have or may have made at any time up through and including the date of this Limited Waiver, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by Borrower or any Company Subsidiary.  “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, Borrower, each Company Subsidiary or any of them ever had, claimed to have, now has, or shall or may have.  Nothing contained in this Limited Waiver prevents enforcement of this waiver and release.

 IN WITNESS WHEREOF, this Limited Waiver has been executed as of the date first appearing above notwithstanding the date it is actually executed.

[Signature page follows]

Lender:

The Huntington National Bank

By: /s/ Marty E. Adams

Its:  President

Borrower:

Franklin Credit Management Corporation

By: /s/ Thomas Axon

Name: Thomas Axon

Title:  Chairman & President

Each Company Subsidiary listed on Schedule A attached hereto:

By: /s/ Thomas Axon

Name: Thomas Axon

Title:  Chairman & President,  as an authorized officer of, and on behalf of, each Company Subsidiary listed on Schedule A attached hereto

SCHEDULE A
COMPANY SUBSIDIARIES
EXECUTING LIMITED WAIVER

SCHEDULE A TO FRANKLIN LIMITED WAIVER

COMPANY SUBSIDIARIES
EXECUTING LIMITED WAIVER

FCMC 2000 B CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2003 J CORP.
FCMC 2003 K CORP.
FCMC 2004 A CORP
FCMC 2004 B CORP.
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.

FCMC 2005 C CORP.
FCMC 2005 D CORP.
FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000C CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.

FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.
FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2003 M CORP.
FLOW 2004 A CORP.
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-70 CORP.
FLOW 99-76 CORP.
FLOW 99-88 CORP.
FLOW 99-92 CORP.